Prepayments and other assets (Tables)	12 Months Ended
Mar. 31, 2026
Prepayments And Other Assets
Schedule of current and non-current prepayments and other assets

	March 31,
	2025	2026
Current
Advances to vendors (net of allowance)*	1,827,433	1,514,075
Balance with statutory authorities	241,796	181,538
Prepaid expenses	70,426	116,371
Due from employees	23,801	23,779
Total	2,163,456	1,835,763

Non-current
Prepaid expenses	610	3,696
Total	610	3,696

*	Advances to vendors primarily consist of amounts paid to airline and hotels for future bookings.

Schedule of changes in allowance for doubtful advances

The movement in the allowance for doubtful advances:

	March 31,
	2025	2026
Balance at the beginning of the year	69,637	67,764
Provisions accrued during the year	5,097	-
Amount written off during the year	(6,970)	(6,410)
Balance at the end of the year	67,764	61,354